UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2024
Invitation Homes Inc.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5420 LBJ Freeway, Suite 600
Dallas, Texas 75240
(Address of principal executive offices, including zip code)
(972) 421-3600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common stock, $0.01 par value	INVH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On September 5, 2024, SFR Javelin Venture LLC (the “2020 Rockpoint JV”), a joint venture in which Invitation Homes Inc. (the “Company”) holds a 20% interest, completed a securitization transaction, IH 2024-1 (the “Transaction”). The Company’s interest in the 2020 Rockpoint JV is accounted for as an investment in unconsolidated joint ventures using the equity method of accounting. Invitation Homes Operating Partnership LP (“INVH LP”), the entity through which the Company conducts its operations, serves as the loan sponsor for the Transaction.
Pursuant to the Transaction, a five-year, fixed rate loan with a total principal balance of $891,909,000 (the “Loan”) was made to 2024-1 IH Borrower LP (the “Borrower”), a wholly owned special purpose subsidiary of the 2020 Rockpoint JV, pursuant to a loan agreement between the Borrower and German American Capital Corporation, as lender. The 2020 Rockpoint JV serves as the securitization sponsor and, as such, purchased and will retain, for risk retention purposes, an interest in the Class G Certificates, which have a fair value equal to at least 5% of the fair value of all of the Certificates issued in the securitization.
The Loan is secured by a collateral pool of 2,600 homes owned by the Borrower. The Borrower, including through the 2020 Rockpoint JV, intends to use the net proceeds from the Loan to repay outstanding indebtedness, to fund certain reserves, and for general corporate purposes.
In connection with the Loan, INVH LP provided certain limited guaranties for the Loan, relating to document deficiencies, bad acts, and other specific events, including breaches of specified representations, warranties and covenants, and specified bankruptcy or insolvency proceedings.
The information in Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
	Date:	September 5, 2024